                                                                   EXHIBIT 10.16

                                                      CERTAIN CONFIDENTIAL
                                                      TREATMENT CONTAINED IN
                                                      THIS DOCUMENT, MARKED BY
                                                      BRACKETS AND DENOTED BY AN
                                                      ASTERISK, HAS BEEN OMITTED
                                                      AND FILED SEPARATELY WITH
                                                      THE SECURITIES AND
                                                      EXCHANGE COMMISSION
                                                      PURSUANT TO 17 C.F.R.
                                                      SECTIONS 200.80(b)(4),
                                                      200.83 AND SECTION
                                                      230.406.

                           SOFTWARE LICENSE AGREEMENT


         This Software License Agreement (the "Agreement") is entered into this 19th day of January, 1996 (the "Effective Date"), by and between DSC Technologies Corporation, a Delaware corporation, with its principal place of business at 1000 Coit Road, Plano, Texas 75075, and Coral Systems, Inc., a Colorado corporation, with its principal place of business at 1500 Kansas Avenue, Longmont, Colorado 80501 ("Coral"), with regard to the following facts:

                                    RECITALS

         WHEREAS, DSC has developed and is in the process of developing certain applications for use in wireless telecommunications;

         WHEREAS, Coral has developed certain software known as Home Location Register software (the "HLR Software") and a Visitor Location Register Simulator (the "VLR Software") which provides and simulates certain seamless roaming capabilities for wireless telecommunications applications;

         WHEREAS, in accordance with the terms of this Agreement, DSC desires to obtain the rights to use and sublicense the source code of the HLR Software and the VLR Software for further development and sublicensing to its end user customers;

         WHEREAS, Coral agrees to grant DSC such rights to such software and associated documentation in accordance with the terms of this Agreement.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, DSC and Coral agree as follows:

1.       DEFINITIONS.

         The following capitalized terms shall have the meanings ascribed to them below:

         "Affiliate" means an entity controlled either directly or indirectly by a party.

         "Software" means the source code of the VLR Software and the HLR Software applications owned and developed by Coral, in their present state which are designed to (i) simulate certain industry standard network messages, and (ii) provide seamless roaming capabilities in certain wireless telecommunications systems in substantial compliance with Revision B of the Standard, respectively. A listing of the files comprising the Software is attached hereto as Exhibit A. The Software shall not include any third party software, middleware, firmware or hardware applications, a listing of which are attached hereto as Exhibit B.

                                               CONFIDENTIAL TREATMENT REQUESTED

         "Software Documentation" means the documentation created by Coral for the Software, as listed in Exhibit C attached hereto.

         "Standard" means the Telecommunications Industry Association TR45.2 Committee's specifications entitled "Cellular Radio Telecommunications Intersystems Operations."

2.       GRANT OF LICENSE; DELIVERY

         2.1 License to Software. Subject to the terms of this Agreement, Coral hereby grants to DSC a non-exclusive, non-transferable, non-sublicenseable, fully paid, royalty-free, perpetual and irrevocable license to use, reproduce and sublicense the Software for its further development and sublicensing the same to its end user customers. In the event DSC licenses the source code of the Software in connection with a source code license of any DSC software, DSC shall provide for reasonable restrictions on the use of such source code to prevent the transfer or sublicensing of the same.

         2.2 License for Documentation. Subject to the terms of this Agreement, Coral hereby grants to DSC the non-exclusive, non-sublicenseable, non-transferable, fully paid, perpetual and irrevocable license to copy, use, adapt, translate, enhance and modify the Software Documentation and the information contained therein, to create derivative works based thereon and to distribute any such derivative works to any parties, which derivative works may be substantially similar to the Software Documentation.

         2.3 Delivery. Coral shall deliver to DSC a complete copy of the Software and the Software Documentation on or before January 19, 1996.

3.       FEES.

         3.1 Software Fees. In consideration for the licenses granted to DSC and the delivery of the Software and Software Documentation, DSC shall pay
to Coral the sum of [                    *                        ] within
fifteen (15) days after DSC receives an electronic copy of the Software containing all of the files in Exhibit A and an electronic copy of the Software Documentation. In the event Coral possess any files relating to the Software which are not included in Exhibit "A" Coral shall make reasonable efforts to promptly deliver such files to DSC.

         3.2 Consulting Fees. Coral shall provide consulting services to DSC to support the Software as reasonably requested by DSC (the "Services") in accordance with this Section 3.2. The Services shall be billed in accordance with the rates provided in Exhibit D attached hereto for the calendar year of 1996. Coral shall use reasonable efforts to provide the Services to DSC to the extent its resources are reasonably available. In the event DSC desires to continue the Services beyond 1996, the parties shall negotiate a mutually acceptable agreement to continue the Services prior to January 1, 1997. The Services shall be made available to DSC during the hours of 9:00 am to 5:00 pm, Monday through Friday, excluding Coral holidays. Services provided at times other than the foregoing shall be subject to additional charge. Provided Coral uses reasonable care in providing the Services, it shall have no liability for the Services or DSC's reliance or use of the Services.

4.       WARRANTIES.

         4.1 Ownership. Coral represents and warrants to DSC that Coral owns the Software and the Software Documentation and that it has the full right and ability to grant the licenses granted in this Agreement. Further, Coral represents and warrants to DSC that the Software and Software Documentation is Coral's original work and has not been copied or derived from any work of any third party.

         4.2 No Infringement. Coral represents and warrants to DSC that the Software and Software Documentation does not infringe any United States patent, copyright, trade secret, or other intellectual property right of any third party. Further, Coral represents and warrants to DSC that no claim or action relating to the infringement of any United States patent, copyright, trademark, or other intellectual property right has been made or is pending or, to the best of Coral's knowledge, threatened against Coral with respect to the Software or the Software Documentation.

         4.3 Limitation of Warranties. Other than the warranties provided in Sections 4.1 and 4.2, THE SOFTWARE AND SOFTWARE DOCUMENTATION IS PROVIDED "AS IS", "WHERE IS" AND "WITH ALL FAULTS" AND CORAL MAKES NO WARRANTY OF ANY KIND, WHETHER EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

5.       OWNERSHIP.

         5.1 Coral. The Software and the Software Documentation and all patents, copyrights and other intellectual property rights contained or embodied in any of the foregoing shall be and remain the property of Coral. Except as expressly provided in this Agreement, nothing herein shall be construed to transfer or assign to DSC any right, title or interest therein.

         5.2 DSC. Notwithstanding any other provision of this Agreement, any and all DSC Software (except for those portions of the source code of the Software which are reproduced in substantially their original form in the DSC Software); any permissible modifications, translations, adaptations and enhancements of the Software or any DSC software; any and all permissible derivative works created by DSC even though they may be based on, or incorporate portions of, the Software and/or the Software Documentation; and all patents, copyrights and other intellectual property rights contained or embodied in any of the foregoing shall be and remain the property of DSC.


6.       CONFIDENTIALITY.

         DSC shall protect the Software and Software Documentation from unauthorized use or disclosure to any third party with at least the same level of effort as DSC has in effect with respect to its other proprietary computer programs or information, but in no event shall DSC exercise less than reasonable care. All tangible materials containing any Software or Software Documentation, other than DSC software developed in accordance with Section 2.1 above, shall be marked as "proprietary" or in any other manner which indicates its proprietary or confidential nature and shall contain appropriate copyright notices, and DSC shall not remove, obliterate, or alter such notices. Notwithstanding the foregoing, DSC agrees that it will place on any DSC software which incorporates portions of the original code of the Software an appropriate copyright notice indicating Coral's rights in such Software.

7.       INDEMNIFICATION.

         7.1 Coral Indemnification. Coral agrees to indemnify, defend and hold DSC harmless from and against any claims, actions, losses, expenses, liabilities, damages and costs, including reasonable attorneys' fees, arising out of or relating to infringement by the Software, the Software Documentation, or any portion thereof, of any United States patent, copyright, trademark, trade secret, or other intellectual property rights of any party.

         7.2 Indemnification Procedures. In the event that DSC desires to make a claim for indemnification in accordance with Section 7.1 above, DSC shall (a) provide written notification of any claim for which indemnity is sought within thirty (30) days after becoming aware of such claim; (b) reasonably cooperate in the defense of such claim, with each party bearing its respective costs of such cooperation; and (c) receive the prior written approval of Coral of any settlement or offer of settlement made to the party seeking indemnification, which approval shall not be unreasonably withheld, and, if approved, Coral shall pay the amount of such settlement up to the limitation provided below.

         7.3 Licensee Remedies. If Coral reasonably believes that DSC's use of the Software will infringe a United States copyright, trade secret or other proprietary right, or a temporary or final injunction is obtained against DSC's use of the Software or any portion thereof due to an infringement of a United States copyright, trade secret or other proprietary right, DSC will discontinue such use until such time that Coral, at its option and expense, either (a) procures for DSC the right to continue using the Software, (b) replaces or modifies the Software or such infringing portion so that it no longer infringes, or if either of the foregoing are not reasonably commercially viable, (c) refunds DSC the funds paid to Coral under this Agreement and terminates DSC's license.

         7.4 Exclusion of Liability. Coral shall have no liability to DSC for any infringement action or claim that is based upon or arises out of the use of the Software or any component thereof in combination with any other system, equipment, software or any modification or enhancement to the Software, in the event that, but for such use, modification or enhancement, the claim of infringement would not arise.

8.       DISCLAIMER OF INDIRECT DAMAGES; LIMITATION OF LIABILITY.

         8.1 Disclaimer or Indirect Damages. Neither party shall be liable to the other party hereto or to any other company or entity for any incidental, consequential, or any other indirect loss or damage, including without limitation loss of profits, arising out of this Agreement or any obligation resulting herefrom or the use of any intellectual property received hereunder, whether in an action for or arising out of breach of contract, tort, or any other cause of action.

         8.2 Limitation of Liability. IN NO EVENT SHALL CORAL BE LIABLE OR RESPONSIBLE FOR ANY DAMAGES OR LIABILITIES OF ANY KIND OR NATURE WHATSOEVER UNDER THIS AGREEMENT IN EXCESS OF THE LICENSE FEES PAID TO CORAL UNDER THIS AGREEMENT.

9.       NOTICES.

         Any notice, demand, acknowledgment, or other communication made or given by either party in accordance with this Agreement shall be in writing, and sent via facsimile (with confirmation) or by registered or certified mail, return receipt requested, or by courier service and addressed to the other party at its address as set forth above (or any other address of which the other party is notified in accordance with this Section).

10.      GENERAL PROVISIONS.

         10.1 Governing Law; Venue. This Agreement and all disputes and related issues shall be interpreted under and governed by the laws of the State of California.

         10.2 Force Majeure. Other than the obligation to pay money hereunder, neither party shall be liable for the failure to perform any obligation under this Agreement where such failure is due to fire, flood, labor dispute, natural calamity, or acts of governments or if such causes are otherwise beyond the reasonable control of such party.

         10.3 Unenforceability. If any provision of this Agreement is deemed by a court of competent jurisdiction to be unenforceable or contrary to any applicable law or regulation, such provision shall be considered deleted and the remainder of this Agreement shall continue in full force and effect. In the event that the unenforceable provision is an essential element of the agreement between the parties hereto, the parties shall promptly negotiate a reasonable replacement provision consistent with such laws or regulations.

         10.4 No Assignment. This Agreement is not assignable by either party without the prior written consent of the other party, except that either party may assign this agreement in connection with any merger, consolidation or sale of all or substantially all of the assets of the assigning party hereto. DSC shall be permitted to assign this Agreement in whole or in part to an Affiliate provided DSC shall remain liable for the performance of the Affiliate hereunder.

         10.5 Attorneys' Fees. In the event litigation is necessary to interpret or enforce this Agreement, the most prevailing party, as determined by the court, shall be entitled to recover, along with any award or judgment, its fees and costs, including reasonable attorneys' fees.

         10.6 Independent Contractor Relationship. The relationship between the parties under this Agreement is that of independent contractors, and neither party is an employee or agent of the other party. Neither party is authorized or empowered to act as an agent for the other party, nor to transact business, incur obligations or bill goods in the other party's name or for the other party's account. Neither party shall in any way be bound by any acts, representations, or conduct of the other party to any party.

         10.7 Hiring Restrictions. Each party agrees that for the period of two years from the execution of this Agreement, it shall not directly solicit any then-current employee, individual as a consultant to, or individual working as a contractor of the other party that contributes to the Software or Coral's HLR software. This section shall not apply to or be breached by a party advertising open positions, participating in job fairs and the like, or using other forms of soliciting candidates for employment, even if responded to by an employee, individual working as a consultant to, or individual working as a contractor of the other provided the same is not directly specifically at a given employee, individual working as a consultant to, or individual working as a contractor of the other party.

         10.8 Amendment; Non-Waiver. This Agreement may only be amended by a writing executed by an authorized representative of both parties. The failure or delay of any party to exercise any right or remedy hereunder shall not constitute a waiver of such right or remedy, and the express waiver of any right or remedy shall not constitute a waiver of any other of future right or remedy.

         10.9 Publicity. Neither party shall use the name of the other party in any news release, public announcement, advertisement, or other form of publicity with the prior, written consent of such other party.

         10.10 Entire Agreement. Except with respect to any confidentiality agreement between the parties this Agreement, together with all exhibits attached hereto, which are incorporated herein by this reference, constitutes the entire agreement between the parties and supersedes all prior negotiations, representations and agreements between the parties with respect to the subject hereof.

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Agreement as of the Effective Date.




                                             DSC TECHNOLOGIES CORPORATION



                                             By: /s/ ALLEN ADAMS
                                                -------------------------------
                                                Allen Adams
                                                Senior Vice President

                                             CORAL SYSTEMS, INC.



                                             By: /s/ ERIC A. JOHNSON
                                                -------------------------------
                                                Eric A. Johnson
                                                President and CEO




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
                                               CONFIDENTIAL TREATMENT REQUESTED

                                  EXHIBIT A

[                                    *


































                                                                        ]

                                               CONFIDENTIAL TREATMENT REQUESTED

[                                   *




























                                                                             ]

                                                CONFIDENTIAL TREATMENT REQUESTED


                                  EXHIBIT A

[                                     *




















                                                                            ]

                                                CONFIDENTIAL TREATMENT REQUESTED



[                                      *























                                                                            ]

                                                CONFIDENTIAL TREATMENT REQUESTED



                                  EXHIBIT A



[                                     *






















                                                                           ]

                                                CONFIDENTIAL TREATMENT REQUESTED



                                  EXHIBIT A


[                                     *























                                                                        ]

                                                CONFIDENTIAL TREATMENT REQUESTED



                                  EXHIBIT A


[                                     *























                                                                        ]

                                                CONFIDENTIAL TREATMENT REQUESTED



                                  EXHIBIT A



[                                     *
























                                                                        ]

                                                CONFIDENTIAL TREATMENT REQUESTED



                                   EXHIBIT B


HARDWARE

[                    *                  ]
[                    *                  ]

SOFTWARE

[                    *                  ]
[                    *                  ]

[                    *                  ]
[                    *                  ]

[                    *                  ]
[                    *                  ]

[                    *                  ]

                                                CONFIDENTIAL TREATMENT REQUESTED


                                   EXHIBIT C

                             SOFTWARE DOCUMENTATION

CS93-HLR001                     [            *            ]
CS93-HLR002                     [            *            ]
CS93-HLR003                     [            *            ]
CS93-HLR004                     [            *            ]
CS93-HLR005                     [            *            ]
CS93-HLR006                     [            *            ]
CS93-HLR007                     [            *            ]
CS93-HLR008                     [            *            ]
CS93-HLR009                     [            *            ]
CS93-HLR010                     [            *            ]
CS93-HLR011                     [            *            ]
CS93-HLR012                     [            *            ]
CS93-HLR013                     [            *            ]
CS93-HLR014                     [            *            ]
CS93-HLR015                     [            *            ]
CS93-HLR016                     [            *            ]
CS93-HLR017                     [            *            ]
CS93-HLR018                     [            *            ]
CS93-HLR019                     [            *            ]
CS93-HLR020                     [            *            ]
CS93-HLR021                     [            *            ]
CS93-HLR022                     [            *            ]
CS93-HLR023                     [            *            ]
CS93-HLR024                     [            *            ]
CS93-HLR025                     [            *            ]
CS93-HLR026                     [            *            ]
CS93-HLR031                     [            *            ]
CS93-HLR032                     [            *            ]




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
                                                CONFIDENTIAL TREATMENT REQUESTED


                                   EXHIBIT D


         All consulting services provided by Coral under the Agreement for the calendar year 1996 shall be billed at the rate of [ * ] per person week or portion thereof. Consulting fees shall be rounded upwards to the nearest one-half day. DSC shall be responsible for reasonable travel and per diem expenses associated with on site support and all other out of pocket costs and expenses incurred by Coral in the providing of consulting services.




                                      9